UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019 (June 19, 2019)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share Preferred Share Purchase Rights	DRRX	The NASDAQ Stock Market LLC (The Nasdaq Global Market)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of DURECT Corporation (the “Company”), held on June 19, 2019, the Company’s stockholders approved an amendment of the 2000 Stock Plan (the “Stock Plan”) to extend the term of the Stock Plan so that the Stock Plan will terminate on the date that is ten (10) years following stockholder approval of the amended and restated Stock Plan (i.e., June 19, 2029).

The foregoing description of the amendment of the 2000 Stock Plan is only a summary and is qualified in its entirety by the full text of the 2000 Stock Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The disclosure set forth under Proposal 1 in Item 5.07 of this Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 19, 2019, there were 137,647,474 shares represented to vote either in person or by proxy, or 84.8% of the outstanding shares, which represented a quorum.  The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors

Simon X. Benito and Terrence F. Blaschke were elected as Class I directors for a term of three years.  The voting for each director was as follows:

	For	Withheld	Broker Non-Vote
Simon X. Benito	79,880,977	4,012,758	53,753,739
Terrence F. Blaschke	78,968,339	4,925,396	53,753,739

Proposal 2: An amendment and restatement of the 2000 Stock Plan

The amendment and restatement of the 2000 Stock Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
76,536,857	7,085,125	271,753	53,753,739

Proposal 3: Say on Pay – An advisory vote on the approval of executive compensation

The Company’s executive compensation was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Vote
81,257,365	2,395,945	240,425	53,753,739

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
136,042,591	1,146,363	458,520	0

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

ExhibitDescription

10.1*DURECT Corporation 2000 Stock Plan, as amended.

__________

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 20, 2019	By:	/s/ James E. Brown
James E. Brown
President and Chief Executive Officer

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